UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☒	Definitive Information Statement

QUICK-MED TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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QUICK-MED TECHNOLOGIES, INC.

NOTICE OF CONSENT IN LIEU OF ANNUAL MEETING OF SHAREHOLDERS

DEAR SHAREHOLDERS:

Notice is hereby given to you as shareholders of record of Quick-Med Technologies, Inc. as of June 5, 2013 that a Written Consent in Lieu of an Annual Meeting of Shareholders has been executed with an effective date of March 12, 2013. As explained in the enclosed Information Statement, holders of a majority of the Company's Common Stock have executed the written consent (1) re-electing certain directors of the Company, (2) and ratifying the reappointment of DaszkalBolton, LLP as the Company's independent registered public accounting firm for fiscal year 2013.

The Board of Directors believes it would not be in the best interest of the Company and its shareholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional shareholders in connection with these actions. Based on the foregoing, our Board of Directors has determined not to call an Annual Meeting of Shareholders, and none will be held this year.

Shareholders of record of the Company's Common Stock at the close of business on June 5, 2013 have received this Notice of Consent in Lieu of Annual Meeting of Shareholders, which is expected to be mailed on or about June 21, 2013.

BY ORDER OF OUR BOARD OF DIRECTORS

/s/ Gregory S. Schultz

GREGORY S. SCHULTZ
CHAIRMAN OF THE BOARD OF DIRECTORS
June 18, 2013

INFORMATION STATEMENT
OF
QUICK-MED TECHNOLOGIES, INC.
902 NW 4th Street
Gainesville, Florida 32601

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

Quick-Med Technologies, Inc., a Nevada corporation (the "Company"), furnishes this Information Statement to the holders of record of the Company's Common Stock, par value $0.0001 per share (the "Common Stock "). This Information Statement is being mailed on or about June 21, 2013 to all of the Company's shareholders of record at the close of business on June 5, 2013 (the "Record Date"). As of the Record Date, there were 37,326,867 shares of Common Stock outstanding.

Each share of Common Stock is entitled to one vote per share. Holders of 51% of the outstanding Common Stock have executed a written consent in lieu of Annual Meeting (the "Written Consent"), with an effective date of March 12, 2013, effecting the following actions: (1) electing certain directors of the Company and (2) and ratifying the reappointment of DaszkalBolton, LLP as the Company's independent registered public accounting firm for fiscal 2013. No other action has been authorized by the Written Consent. This Information Statement is being provided pursuant to the requirements of Rule 14c-2 promulgated under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to inform holders of the Company's Common Stock who are entitled to vote on, authorize or consent the matters authorized by the Written Consent. This Information Statement also constitutes notice of the actions that has been approved pursuant to the Written Consent for purposes of Section 78.320 of the Nevada Revised Statutes.

Because holders of approximately 51% of the Company's outstanding Common Stock have executed the Written Consent, no vote or consent of any other shareholder is being, or will be, solicited in connection with the authorization of the matters set forth in the Written Consent. Under Nevada law and our Articles of Incorporation, the votes represented by the holders signing the Written Consent are sufficient in number to elect directors and authorize the other matters set forth in the Written Consent, without the vote or consent of any other shareholder of the Company.  Nevada statutes provide that any action that is required to be taken, or that may be taken, at any annual or special meeting of shareholders of a Nevada corporation may be taken, without a meeting, without prior notice and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding capital stock having not less than the minimum number of votes necessary to authorize such action.

Based on the foregoing, our Board has determined not to call an annual meeting of shareholders, and no annual meeting of shareholders of the Company was held in 2012. The Board believes it would not be in the best interests of the Company and its shareholders to incur the costs of holding an annual meeting or of soliciting proxies or consents from additional shareholders in connection with these actions. There are no appraisal rights as a result of the approval of these actions.

This Information Statement is expected to be mailed to shareholders on or about June 21, 2013. We will bear all expenses incurred in connection with the distribution of this Information Statement. We will reimburse brokers or other nominees for expenses they incur in forwarding this material to beneficial owners.

COPIES OF THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2012, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (BUT WITHOUT EXHIBITS TO THE FORM 10-K) MAY BE OBTAINED WITHOUT CHARGE UPON REQUEST TO CORPORATE SECRETARY, QUICK-MED TECHNOLOGIES, INC., 902 NW 4TH STREET, GAINSVILLE, FLORIDA 32601.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

INFORMATION ON CONSENTING SHAREHOLDERS

Pursuant to Quick-Med Technologies, Inc.’s (“Quick-Med”) Bylaws and the Nevada Revised Statutes, a vote by the holders of at least a majority of Quick-Med’s outstanding capital stock is required to effect the action described herein. Quick-Med’s Articles of Incorporation does not authorize cumulative voting. As of the record date, Quick-Med had 37,326,867 voting shares of Common Stock issued and outstanding of which 18,663,435 shares are required to pass any shareholder resolutions. The consenting shareholders, who consist of six current shareholders of Quick-Med, are collectively the record and beneficial owners of 19,004,050 shares of Quick-Med’s Common Stock outstanding as of March 12, 2013, which represents 51% of the issued and outstanding shares of Quick-Med’s Common Stock. Pursuant to 78.320 of the Nevada Revised Statutes, the consenting shareholders voted in favor of the actions described herein in a written consent, dated March 12, 2013, attached hereto as Exhibit A. There are no cumulative voting rights. No consideration was paid for the consent. The consenting shareholders’ names, affiliations with Quick-Med, and their beneficial holdings are as follows:

Name	Affiliation	Shares Beneficially Held	Percentage
Michael R. Granito	10% Shareholder	10,111,195	27.1%
	Shareholder	529,357	1.4%
Gerald M. Olderman	Director	564,714	1.5%
Gregory S. Schultz	Chairman and Director	778,500	2.1%
Phronesis Partners LP	10% Shareholder	5,943,949	15.9%
Richard Eifermann	Shareholder	810,000	2.2%
Christopher Batich	Shareholder	266,335	0.7%
Total		19,004,050	50.9%

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

NOTICE TO SHAREHOLDERS OF ACTION APPROVED BY CONSENTING SHAREHOLDERS

The following actions were taken based upon the unanimous recommendation of Quick-Med’s Board of Directors (the “Board”) and the written consent of the consenting shareholders as set forth in Exhibit A:

PROPOSAL ONE
ELECTION OF DIRECTORS

Our Bylaws provide that our Board of Directors (our "Board") shall consist of a number of directors determined by our Board but not more than nine. Currently, our Board has five directors. Pursuant to the Written Consent, these directors will be re-elected to hold office until the next annual meeting of the shareholders and until his successor has been elected and takes office. Vacancies existing in our Board may be filled by a majority vote of the remaining directors.

Under Nevada law, the Written Consent is sufficient to elect all nominees to our Board without the vote or consent of any other shareholders of the Company.

INFORMATION REGARDING DIRECTORS.

Name	Age	Position
Gregory S. Schultz	63	Chairman and Director
Bernd Liesenfeld	43	Director and President
Paul Jenssen	57	Director and Chief Financial Officer
Gerald M. Olderman	79	Director
Dale Bergman	57	Director

Dr. Schultz has served as our Vice President, Laboratory and Clinical Research and Director since July 2000.  He became our Chairman in 2013.  From 1999 through 2001, Mr. Schultz served as the President of the Wound Healing Society, and has worked as a consultant for 12 major biotechnology companies. In 1989, he was appointed Professor of Obstetrics/Gynecology and Director of the Institute for Wound Research in the College of Medicine at the University of Florida at Gainesville, Florida. He has published over 220 research articles and book chapters that have been cited over 5,000 times. He has been continuously funded by major grants from the National Institutes of Health and supported by grants from the U.S. Army grant on treatment of burns with growth factors. Dr. Schultz earned a doctorate in biochemistry from Oklahoma State University and postdoctoral fellowship in cell biology at Yale University in Connecticut.

Mr. Liesenfeld has been with Quick-Med Technologies since 2004, as Senior Scientist and then Principal Scientist before joining the Board and serving as President of Quick-Med starting in July 2012.  Mr. Liesenfeld has been responsible for development, regulatory clearance and commercialization efforts of Quick-Med’s core NIMBUS and Stay Fresh technologies, leading projects that resulted in the transfer of laboratory technologies into commercial production settings with partners both domestic and international.  Additionally, Mr Liesenfeld has served as Principal Investigator for a number of government grants and contracts, broadly focused on improved technologies to promote wound healing following chemical or thermal injury.  Mr. Liesenfeld has a Ph.D. in Materials Science and Engineering from the University of Florida, a Graduate Diploma in Materials Science from Monash University (Melbourne, Australia) and a B.S. degree in Engineering Management from the University of Vermont.

Mr. Jenssen has been with the Company since January 2013 as its Chief Financial Officer and became a director in February 2013. He has over 35 years of experience in strategic planning, process improvement, finance and accounting. He started his career at Deloitte Touche (1978-1984) before becoming Treasurer at Associated Press (1984-1998). In addition to working as a consultant since 1998, he was the CFO, COO and a Senior Managing Director at Rothschild North America investment bank (1998-2006).  From 2006 until the present, Mr. Jenssen was the President of Jenssen Consulting, a business involved in providing strategic planning, process improvement, finance and accounting related services. Mr. Jenssen does not serve as a director of any other reporting company. Mr. Jenssen is a CPA, has an MBA from Columbia University in New York and has held several securities licenses.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Dr. Olderman has served as our Director since July 2000.  He served as our Vice President, Research & Development and Commercialization from July 1997 to August 2012.  Dr. Olderman brings 45 years of healthcare experience, 41 years of technical management experience, and 35 years serving as the head of research and development activities for Fortune 500 companies. Since November 1996, Dr. Olderman was Vice President and Associate of R.F. Caffrey & Associates Inc., a management consultant to medical device companies and suppliers. Prior to joining R.F. Caffrey & Associates, Dr. Olderman served as Director and head of research and development for C.R. Bard, Inc.'s Cardiopulmonary Division, where he organized a new product development process in which 19 new medical devices were developed. Dr. Olderman also served as Vice President and director for domestic and international research and development for the Pharmaceutical Division of Baxter Healthcare Corp. and director and Vice President for research and development for the Converters, a division of American Hospital Supply Corporation prior to its acquisition by Baxter Healthcare Corporation, where he led product development and made material changes that helped increase market share from 30% to 45% within a $750 million market. Dr. Olderman has also served as Vice President for research and development and as a director for Surgikos, Inc. a subsidiary of Johnson & Johnson. Dr. Olderman received a B.S in Chemistry from Rensselaer Polytechnic Institute in New York. He also holds an M.S. in Physical Chemistry and a Ph.D. in Physical Chemistry from Seton Hall University in New Jersey.

Mr. Bergman, has served as a director since February 2013.  He practiced corporate and securities law for over 25 years, with specialty in advising emerging and mid-market public companies in their growth.  Since March 2011, he has been a partner in the Ft. Lauderdale office of Roetzel & Andress, LPA.  From May 2009 to March 2011, he was a partner in the Ft. Lauderdale office of Arnstein & Lehr and from January 2004 to April 2009, he was a member of Kluger, Peretz, Kaplan & Berlin, P.L., a Miami-Florida based law firm.  Mr. Bergman does not currently serve as a director of any reporting companies.  Mr. Bergman, who is a member of the Florida and New York bars, holds a bachelor’s degree from Columbia College of Columbia University and a J.D. from Harvard Law School.

The above listed officers and directors will serve until the next annual meeting of the shareholders or until their death, resignation, retirement, removal, or disqualification, or until their successors have been duly elected and qualified. Vacancies in the existing board are filled by majority vote of the remaining directors. Our officers serve at the will of the board.

Family Relationships

There are no family relationships between any of the executive officers and directors.  No officer, director, or persons nominated for such positions, promoter or significant employee has been involved in legal proceedings that would be material to an evaluation of our management.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

☐	Had any petition under the federal bankruptcy laws or any state insolvency law filed by or against, or had a receiver, fiscal agent, or similar officer appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

☐	Been convicted in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

☐	Been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)	Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)	Engaging in any type of business practice; or

(iii)	Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

☐	Been the subject of any order, judgment, or decree, not subsequently reversed, suspended, or vacated, of any federal or state authority barring, suspending, or otherwise limiting for more than 60 days the right of such person to engage in any activity described in (i) above, or to be associated with persons engaged in any such activity;

☐	Been found by a court of competent jurisdiction in a civil action or by the SEC to have violated any federal or state securities law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended, or vacated; or

☐	Been found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, where the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended, or vacated.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

☐	Been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)	Any federal or state securities or commodities law or regulation; or

(ii)	Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

(iii)	Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

☐	Been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

To the Company’s knowledge, there are no material legal proceedings to which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of voting securities of the Company, or any associate of any such director, officer, affiliate of the registrant, or security holder is a party adverse to the Company or has a material interest in such legal proceeding adverse to the Company.

Attendance at Meetings and Board Committees

During the fiscal year ended June 30, 2012, the Board of Directors held a total of four meetings. Every member of the Board of Directors attended all of the meetings of the Board and of most committees on which he served during fiscal 2012, with the further exception of the Executive Committee, which did not meet during fiscal 2012.

The standing committees of the Board of Directors during the fiscal year ended June 30, 2012 were:  the audit committee, the compensation committee, the executive committee and the licensing committee. The Board of Directors has no separate nominating committee or committee performing a similar function. For the fiscal year ending June 30, 2013 the standing committees are the audit committee and the compensation committee.

Audit Committee. The Audit Committee, is presently composed of Dale Bergman and Gregory S. Schultz with Mr. Bergman serving as the Chair.  In fiscal 2012, the Audit Committee was composed of George E. Friel and Gregory S. Schultz, and was chaired by George E. Friel.  During fiscal 2012, the audit committee met on four occasions.  This committee has general responsibility for the oversight and surveillance of our accounting, reporting and financial control practices. This committee acts on and reports to the Board of Directors with respect to audit and accounting matters, including the engagement of Quick-Med’s independent public accountants, the scope of the annual audits, the reasonableness of fees to be paid to the auditors, the performance of the Company’s independent auditors and Quick-Med’s accounting practices. Currently, there is no “financial expert” serving on the Audit Committee. Please also see the Audit Committee Report at Page 22 of this Information Statement.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Compensation Committee.  The Compensation Committee is currently comprised of Gerald M. Olderman, Dale Bergman and Gregory Schultz with Dr. Olderman serving as its chair.  During the fiscal year ended June 30, 2012, the Compensation Committee was composed of George E. Friel and Gerald M. Olderman, and was chaired by George E. Friel. During the fiscal year ended June 30, 2012, the compensation committee met on two occasions.  This committee approves, administers and interprets our compensation and health benefits, including our equity incentive programs. Additionally, this committee reviews and makes recommendations to our Board of Directors to ensure that our compensation and benefit policies are consistent with our compensation philosophy and corporate governance principles. This committee is also responsible for review and approval of executive compensation, including establishing our Chief Executive Officer or principal executive officer’s compensation.

Executive Committee. Our Executive Committee was composed of J. Ladd Greeno and George Friel with Mr. Greeno acting as its chair during the fiscal year ended June 30, 2012.  This committee acted for our Board of Directors when a meeting of the full board is not practical, primarily to review the Company’s operational issues. During fiscal 2012, the full Board of Directors met on a regular basis to review issues affecting the Company and it was not necessary for the Executive Committee to meet.

Licensing Committee. The Licensing Committee was composed of  J. Ladd Greeno and Gregory S. Schultz and was chaired by Mr. Greeno during the fiscal year ended June 30, 2012. This committee had general responsibility for the review of the licensing terms and agreements with our business partners and to recommend them to the Board of Directors for approval as appropriate.  The Licensing Committee met twice during fiscal 2012.

Audit Committee Financial Expert

Currently, we do not have an Audit Committee “financial expert”.  No individual on our Board of Directors possesses all of the attributes of an audit committee financial expert and no one on our Board of Directors is deemed to be an audit committee financial expert.  In forming our Board of Directors, we sought out individuals who would be able to guide our operations based on their business experience, both past and present, or their education.  Our business model is not complex and our accounting issues are straightforward.  Responsibility for our operations is centralized within management, which is comprised of four people.  We rely on the assistance of others, such as our  chief financial officer, who is a certified public accountant, to help us with the preparation of our financial information.  We recognize that having a person who possesses all of the attributes of an audit committee financial expert would be a valuable addition to our Board of Directors, however, we are not, at this time, able to compensate such a person therefore, we may find it difficult to attract such a candidate.

Nomination of Directors

We do not have a standing nominating committee. Our Board of Directors is made up of five members, one of whom is "independent." Nominees to the Board of Directors were selected and approved by our Board of Directors.
The Board of Directors, acting as a Nominating Committee, does not have a policy with regard to the consideration of any director candidates recommended by shareholders. The Board of Directors has made no determination as to whether or not such a policy should be adopted. The Board of Directors will consider candidates recommended by shareholders. Shareholders wishing to recommend a candidate for membership on the Board of Directors next fiscal year should submit to us the name of the individual and other pertinent information, including a short biography and contact information, in the manner described below on this Information Statement in the section titled "Shareholder Proposals".

Some of the qualifications that may be considered by the Board of Directors in choosing a director are:

•	Minimum, relevant employment experience;

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

•	Familiarity with generally accepted accounting principles and the preparation of financial statements;

•	Post secondary education or professional license;

•	Previous experience as a Board member of an operating company;

•	The ability to commit the number of hours per year necessary to discharge his or her duty as a member of its Board of Directors.

A candidate for director must agree to abide by our Code of Business Conduct and Ethics.  Our goal is to seek to achieve a balance of knowledge, experience and capability on our Board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criteria for nominees. The Board does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our shareholders. To date, we have not paid any third parties to assist us in this process.

Communications with Members of the Board of Directors
The Board of Directors has not established a formal process for shareholders to send communications to its members. Any shareholder may send a communication to any member of the Board of Directors, in care of the Company's address or in care of the address shown in the table of beneficial ownership on page 12. If a communication is sent to the Company's address, the Company will forward any such communication to the Board member.

Code of Ethics
We have adopted a Code of Ethics for our board members, our principal executive and senior financial officers, our other officers and our employees.  A copy of this Code of Ethics is located on our website at www.quickmedtech.com.  We intend to post any waivers of or amendments to our Code of Ethics on our website.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
Under United States securities laws, our directors, executive officers and any persons holding more than 10% of our issued and outstanding common stock are required to report their ownership of common stock (or securities convertible into common stock) to the Securities and Exchange Commission.  Due dates for these reports have been set by the Commission and we are required to report any failure to file by those deadlines.  To our knowledge, based solely on a review of the copies of such reports furnished to us by those persons and on representations from those persons that no other reports were required, all reports were timely filed as required under Section 16(a) of the Securities Exchange Act of 1934 by all such persons during the fiscal year ended June 30, 2012.

Diversity
While the Company does not have a policy regarding diversity of its board members, diversity is one of a number of factors that is typically taken into account in identifying board nominees.  We believe that we have a very diverse board of directors  in terms of previous business experience and educational and personal background of the members of our board.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Director Independence

Our board of directors has determined that it currently has one member who qualifies as "independent" as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and in the listing standards of The NASDAQ Stock Market, Inc. - Marketplace Rule 4200. The independent director is Dale Bergman.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is composed of Dale Bergman, Gregory Schultz and Gerald M. Olderman, and is chaired by Dr. Olderman.

During the fiscal year ended June 30, 2012:

(i) none of our executive officers served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee;

(ii) none of our executive officers served as a director of another entity, one of whose executive officers served on our compensation committee; and

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 12, 2013, certain information with respect to the beneficial ownership of our common stock by each shareholder known by us to be the beneficial owner of more than 5% of our common stock and by each of our current directors and executive officers. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Information relating to beneficial ownership of common stock by our principal shareholders and management is based upon information furnished by each person using "beneficial ownership" concepts under the rules of the Securities and Exchange Commission.

Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under the Securities and Exchange Commission rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary beneficial interest. We are unaware of any contract or arrangement, which could result in a change in our control.

The following table assumes, based on our stock records, that there are 37,326,867 shares issued and outstanding as of June 5, 2013.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Name and Address of Beneficial Owner(A)	Shares Beneficially Owned
	Number		Percent
Michael R. Granito	23,404,605	(1)	46.2%
Phronesis Partners, L.P.	8,015,339	(2)	20.3%
Gerald M. Olderman, Director	799,714	(3)	2.1%
Gregory S. Schultz, Chairman	1,235,101	(4)	3.3%
Bernd Liesenfeld, President and Director	77,000	(5)	0.2%
Dale Bergman, Director	0		0%
Paul Jenssen, CFO and Director	0		0%

All Quick-Med Directors and Officers as a Group (5 persons)	2,111,815	(6)	5.5%

NOTES:    (A) The address for each of the above unless otherwise indicated is c/o Quick-Med Technologies, Inc., 902 NW 4 Street, Gainesville, Florida 32601.

(1)	Includes 13,293,410 shares issuable upon conversion of the convertible debts within 60 days. Mr. Granito's address is 1001 Shady Avenue, Pittsburgh, PA 15232.
(2)	Includes 2,071,390 shares issuable upon conversion of a convertible debt within 60 days. Phronesis Partners, L. P., Delaware Limited Partnership, is a hedge fund and has sole voting and sole dispositive power over 8,015,339 shares. Mr. James Wiggins is the natural person with sole voting and dispositive power with respect to the shares. The address for Phronesis Partners, L.P. is 130 East Chestnut Street, Suite 403, Columbus, OH 43215.
(3)	Includes 235,000 shares issuable upon the exercise of options exercisable within 60 days.
(4)	Includes 186,157 shares issuable upon the exercise of options exercisable within 60 days.
(5)	Includes 77,000 shares issuable upon the exercise of options exercisable within 60 days.
(6)	Includes 691,601 shares issuable upon the exercise of options and warrants exercisable within 60 days.

Compensation of Directors
The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the fiscal year ended June 30, 2012.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

DIRECTOR COMPENSATION

	Fees Earned or Paid in Cash	Stock Awards	Option Awards		Non- Equity Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	($)(1)	($)(1)		($)	($)	($)(4)	($)

George Friel, former director	0	0	601	(2)	0	0	0	601

Gregory Schultz	0	0	2,102		0	0	30,000	32,002

(1)	Reflects dollar amount expensed by the company during applicable fiscal year for financial statement reporting purposes pursuant to FAS 123R. FAS 123R requires the company to determine the overall value of the options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the options become exercisable (vest). As a general rule, for time in service based options, the company will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option.
(2)	At fiscal year ended June 30, 2012, Mr. Friel had a total of 242,403 stock options outstanding.
(3)	At fiscal year ended June 30, 2012, Mr. Schultz had a total of 680,306 stock options and warrants outstanding.
(4)	Effective January 2007, we have a consulting agreement with Mr. Schultz for his scientific advisory services with a monthly fee of $2,500. For the fiscal year ended June 30, 2012, we owe Mr. Schultz $30,000 in consulting fees.

Securities Authorized for Issuance Under Our Equity Compensation Plans

The following table sets forth information regarding awards made through compensation plans or arrangements through June 30, 2012, our most recently completed fiscal year.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding outstanding securities shown herein)
Equity compensation plans approved by security holders	4,083,970	$0.58
Equity compensation plans not approved by security holders	947,994	$0.48	N/	A
Total	5,031,964	$0.56

Our 2001 Equity Incentive Plan (the “2001 Plan”) authorizes the issuance of options, right to purchase Common Stock and stock bonuses to officers, employees, directors and consultants. The 2001 Plan was amended and restated to increase the total number of shares available to 6,000,000 shares.  We reserved 6,000,000 shares of our common stock for awards to be made under the 2001 Plan. The 2001 Plan is administered by a committee comprised of two or more members of the Board of Directors or, if no committee is appointed, then by the Board of Directors. The 2001 Plan allows for the issuance of incentive stock options (which can only be granted to employees), non-qualified stock options, stock awards, or stock bonuses. The committee, or the Board of Directors if there is no committee, determines the type of award granted, the exercise price, the option term, which may be no more than ten years, terms and conditions of 2001 and methods of exercise. Options must vest within ten years. The Board of Directors also authorizes the issuance of warrants, rights to purchase Common Stock, to award or pay for services provided by consultants or non-employees.  These warrants have the same terms as those of the stock options in all material respects. The Plan 2001 description, the warrants program and its activities up to the fiscal year ended are disclosed in our financial statements for the fiscal year ended contained herein. No options under the 2001 Plan were available for grant at June 30, 2012 as the plan terminated on March 4, 2011.

Executive Compensation

The following summary compensation table indicates the cash and non-cash compensation earned during our last two fiscal years by (i) our Chief Executive Officer (principal executive officer), (ii) our Chief Financial Officer, (iii) the three most highly compensated executive officers other than our CEO and CFO who were serving as executive officers at the end of our last completed fiscal year, whose total compensation exceeded $100,000 during such fiscal year ends, and (iv) up to two additional individuals for whom disclosure would have been provided but for the fact that the individual was not serving as an executive officer at the end of our last completed fiscal year, whose total compensation exceeded $100,000 during such fiscal year ends.

Mr. Greeno served as our Chief Executive Officer since August 2007 until August 15, 2012.  Mr. Olderman served as our Vice President of Research and Development and Commercialization since July 1997 until August 15, 2012.  Mr. Liesenfeld was appointed as our President on July 27, 2012 with an annual compensation of $130,000 effective August 1, 2012.

Mr. Nguyen resigned as our Chief Financial Officer on January 10, 2013.  Mr. Jenssen was served as our Chief Financial Officer since January 15, 2013.

There is no other compensation arrangement (whether or not written) or any grant or award to Mr. Liesenfeld.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Summary Compensation Table

Name and principal position	Year	Salary ($)(2)	Bonus ($)	Stock Awards ($)(1)	Option Awards($)(1)	Non-Equity Incentive Plan Compen- sation ($)	Nonquali- fied Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)	Total ($)

J. Ladd Greeno,	2012	$203,125	—	—	$11,999	—	—		$215,124
former Chief	2011	$218,750	—	—	$203,751	—	—		$422,501
Executive Officer

Gerard M.	2012	$121,875	—	—	5,400	—	—		$127,275
Olderman, former	2011	$131,250	—	—	17,462	—	—		$148,712
Vice President of R & D and Commercialization

Nam H. Nguyen,	2012	$150,000	—	—	6,126	—	—		$156,126
former Chief	2011	$140,625	—	—	19,120	—	—		$159,745
Financial Officer

(1) Reflects dollar amount expensed by us during applicable fiscal years for financial statement reporting purposes pursuant to Accounting Standard Codification ("ASC") 718, Compensation - Stock Compensation. ASC 718 requires us to determine the overall value of the options as of the date of grant based upon the Black-Scholes method of valuation, and to then expense that value over the service period over which the options become exercisable (vest). As a general rule, for time in service based options, we will immediately expense any option or portion thereof which is vested upon grant, while expensing the balance on a pro rata basis over the remaining vesting term of the option. See the assumptions made in the valuation of the stock options in the footnotes of our financial statements included herein and incorporated by reference.  During the year ended June 30, 2012 and 2011, we recognized $11,999 and $203,751 in share-based compensation for the stock options vested during the fiscal year 2012 and 2011, respectively for Mr. Greeno. During the year ended June 30, 2012 and 2011, we recognized $5,400 and $17,462 in share-based compensation for the stock options vested during the fiscal year and 2011, respectively for Mr. Olderman.  During the year ended June 30, 2012 and 2011, we recognized $6,126 and $19,120 in share-based compensation for the stock options vested during the fiscal year 2012 and 2011, respectively for Mr. Nguyen.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

(2) The officers voluntarily waived portions of their salaries or deferred fee for portions of the fiscal year ended June 30, 2012 and 2011.

Grants of Plan-Based Awards

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the amount of our named executive officers’ equity-based compensation outstanding at the fiscal year ended June 30, 2012:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

OPTION AWARDS								STOCK AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable		Number of securities underlying unexercised options (#) Unexercis- able	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested (#)

J. Ladd Greeno,	484,056	(1)	0	0	0.75	08/06/2013	0	0	0	0
former Chief	1,452,167	(2)	0	0	0.74	09/25/2013
Executive Officer	125,000	(3)	0	0	0.20	10/27/2013
	200,000	(6)	0	0	0.77	11/17/2014

Gerard M.	145,000	(3)	0	0	0.20	10/27/2013	0	0	0	0
Olderman, former	105,000	(4)	0	0	0.42	04/18/2013
Vice President	90,000	(6)	0	0	0.77	11/17/2014
R&D and Commercialization

Nam H. Nguyen,	125,000	(5)	0	0	0.20	10/27/2013	0	0	0	0
former Chief	50,000	(4)	0	0	0.42	04/18/2013
Financial Officer	121,765	(7)	0	0	0.77	11/17/2014

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

(1)	These stock options were granted under our amended and restated 2001 Equity Incentive Plan and were vested on the date of grant.
(2)	These stock options were granted under our amended and restated 2001 Equity Incentive Plan and are vested as follows one-sixteenth (1/16) every three months beginning on June 17, 2007.
(3)	These stock options were granted under our amended and restated 2001 Equity Incentive Plan with the vested dates as follows: One-third vested at the grant date of October 27, 2008; one-third vested at October 27, 2009; and the remaining vested at October 27, 2010.
(4)	These stock options were granted under our amended and restated 2001 Equity Incentive Plan with the vested dates as follows: One-third vested at the grant date of April 18, 2008; one-third vested at April 18, 2009; and the remaining vested at April 18, 2010.
(5)	These stock warrants were granted with the vested dates as follows: One-third vested at the grant date of October 27, 2008; one-third vested at October 27, 2009; and the remaining vested at October 27, 2010.
(6)	These stock options were granted under our amended and restated 2001 Equity Incentive Plan with the vested dates as follows: One-third vested at the grant date of November 17, 2009; one-third vested at November 17, 2010; and the remaining vested at November 17, 2011.
(7)	These stock warrants were granted with 18,178 warrants vested at the grant date of November 17, 2009, and the remainder 103,587, one-third was vested at the grant date; one-third vested at November 17, 2010; and the remaining vested at November 17, 2011.

Option Exercises and Stock Vested Table

There were no option exercises by any of our named officers during fiscal 2012.

Employment Contracts and Termination of Employment and Change in Control Arrangements

J. Ladd Greeno

Effective August 15, 2012, Mr. Greeno voluntarily resigned as our Chief Executive Officer and his employment contract was terminated on the date of the resignation.

Gerald M. Olderman

Effective August 15, 2012, Mr. Olderman voluntarily resigned as our Vice President of R&D and Commercialization.  His employment contract was terminated on the date of the resignation.

Nam Nguyen

Effective January 10, 2013, Mr. Nguyen voluntarily resigned as our Chief Financial Officer and his consulting contract was terminated on the date of the resignation.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
Under United States securities laws, our directors, executive officers and any persons holding more than 10% of our issued and outstanding common stock are required to report their ownership of common stock (or securities convertible into common stock) to the Securities and Exchange Commission. Due dates for these reports have been set by the Commission and we are required to report any failure to file by those deadlines. To our knowledge, based solely on a review of the copies of such reports furnished to us by those persons and on representations from those persons that no other reports were required, all reports were timely filed as required under Section 16(a) of the Securities Exchange Act of 1934 by all such persons during the fiscal year ended June 30, 2012.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Certain Relationships and Related Transactions

On March 31, 2013, the Company restructured several of its outstanding and previously issued notes payable to the largest shareholder and former Chairman, Michael Granito (“Shareholder”), into a single senior convertible promissory note in the amount of $3,547,580. The original notes were issued on September 30, 2003, June 14, 2007, October 30, 2007, February 11, 2008, May 17, 2008, September 12, 2008, February 26, 2009, May 12, 2009 and March 15, 2010 in the principal amounts of $1,268,625, $208,955, $300,000, $370,000, $485,000, $150,000, $175,000, $375,000 and $215,000, respectively. This senior convertible note is secured by the Company’s revenues and assets and is subordinate to the additional senior convertible notes issued to the various parties listed below. Interest rates for these convertible notes range from 6% to 8% and conversion rates range from $0.18 to $0.74.

At March 31, 2013, the Company accrued interest of $253,072, $9,973, $16,550, and $1,643,601 on the convertible notes with a related party, convertible notes with third parties, notes payable with related party, and the convertible notes payable with the Shareholder, respectively.

On March 31, 2010, the Company issued a senior convertible promissory note to a major shareholder for the principal amount of $1,053,000, which consisted of $600,164 in cash, $375,000 principal balance of a prior senior convertible note together with unpaid accrued interest thereon of $77,836.  This senior convertible note is secured by the Company’s revenues and assets with the same priority as the 2009 Note 3 (as defined below) issued to Shareholder and the senior convertible notes totaling $250,000 as described below.  This note has an annual interest rate of 8%, a maturity date of December 31, 2013.  This note has the conversion price of $0.60 per share of common stock.  The Company has recorded approximately $859,950 as an interest expense as a result of the beneficial conversion feature.

On March 31, 2010, the Company issued two senior convertible promissory notes totaling $250,000 to third parties.  These senior convertible notes are secured by the Company’s revenues and assets with the same priority as the 2009 Note 3 to the Shareholder and the senior convertible note to a major shareholder. These notes have an annual interest rate of 8% with a maturity date of June 30, 2014.  These notes have the convertible price of $1.00 per share of common stock.  The Company has recorded approximately $22,500 as an interest expense as a result of the beneficial conversion feature.  During the year ended June 30, 2011, the conversion price of the $150,000 senior convertible promissory note was reduced to $0.50 per share of common stock as part of the arrangement of the additional investment in the Company's restricted common stock by the note holder. In addition, the conversion price on the $100,000 senior convertible promissory note was also reduced to $0.50 per share of common stock as a result of the additional investment in the Company's restricted common stock.

On December 16, 2010, the Company issued a promissory note to Mr. Gerald Olderman, a former officer and current director of the Company for the principal amount of $113,155, which consisted of a total 100,000 principal balance of four prior convertible notes together with unpaid accrued interest thereon of $13,155.  This note has  an annual interest rate of 8%, a maturity date of December 31, 2013.  The outstanding principal amount will be paid at a rate of $1,000, $2,000 and $3,000 each month for the first 12 months, the second 12 months and the third 12 months, respectively. As of June 30, 2012 and 2011, the Company paid an aggregate principal amount of $18,000 and $6,000, respectively. The remaining outstanding principal balance and accrued interest will be paid on the maturity date.

Effective March 15, 2010, the Company issued a $215,000 promissory note payable to the Shareholder.  The Company received the borrowings in a series of $50,000 on January 29, February 12 and March 15, 2010, $34,000 on January 13, 2010, $11,000 on January 14, 2010, and $20,000 on February 26, 2010 totaling $215,000. This note is secured by the Company’s revenues and assets.  In addition, the note has a 8% interest rate per annum and has a maturity date of March 12, 2011, which was extended to July 1, 2011 and October 31, 2012 and subsequently to December 31, 2012.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

In November 2009, the Company finalized and issued a $600,000 2009 senior convertible note payable (“2009 Note 3”) to the Shareholder.  The Company received the borrowings in a series of $45,000 on September 8, 2009, $25,000 on September 11, 2009, $125,000 on September 23, 2009, $100,000 on October 14, 2009, $50,000 on October 28, 2009, $175,000 on November 12, 2009,   $50,000 on December 14, 2009, and $30,000 on February 26, 2010 totaling $600,000.   This senior convertible note is secured by the Company’s revenues and assets with the same priority as the 2009 and 2008 senior convertible notes described below with a 8% annual interest rate and has a maturity date of December 31, 2013.  This note has the conversion price of $0.60 per share of common stock.  The Company has recorded approximately $215,500 as an interest expense to date for the Advances received as a result of the beneficial conversion feature.  As part of the terms of this note, the maturity dates of all other outstanding senior convertible notes owed to the Shareholder are extended to December 31, 2013.  During the year ended June 30, 2011, the conversion price on a $135,000 portion of the 2009 Note 3 was also reduced to $0.50 per share of common stock as a result of the additional investment in the Company's restricted common stock.

Effective May 12, 2009, the Company issued a 2009 senior convertible note payable (“2009 Note 2”) to the Shareholder to combine the borrowings (the "Advances") in a series of $35,000 each from May 12, 2009 through August 12, 2009, $50,000 and $45,000 on August 14 and 27, 2009, respectively totaling $375,000.    This senior convertible note is secured by the Company’s revenues and assets with the same priority as the 2009 and 2008 senior convertible notes described below and has a maturity date of December 31, 2013.  This note has the conversion prices determined by the closing trading prices of the Company’s common stock on the dates the Advances were received.

Effective February 26, 2009, the Company issued a 2009 senior convertible note payable (“2009 Note 1”) to the Shareholder to combine the borrowings (the “Advances”) in a series of $35,000 each from February 26, 2009 through April 30, 2009 totaling $175,000.  This senior convertible note is secured by the Company’s revenues and assets with the same priority as the 2008 senior convertible notes described below and has a maturity date of December 31, 2013.  This note has the conversion prices determined by the closing trading prices of the Company’s common stock on the dates the Advances were received.

Effective September 15, 2008, the Company issued a 2008 senior convertible note payable (“Note 3”) to the Shareholder to combine the borrowings (the “Advances”) in a series of $50,000 each from September 15, 2008 through October 15, 2008 totaling $150,000. This senior convertible note is secured by the Company’s revenues and assets with the same priority as the 2007 senior convertible notes described below and has a maturity date of December 31, 2013.  This note has the conversion prices determined by the closing trading prices of the Company’s common stock on the dates the Advances were received.

Effective May 17, 2008, the Company issued a 2008 senior convertible note payable (“Note 2”) to the Shareholder to combine the borrowings (the “Advances”) ranging from $50,000 to $135,000 each from May 17, 2008 through August 28, 2008 totaling $485,000.  This Note 2 is secured by the Company’s revenues and assets with the same priority as the 2007 senior convertible notes described below and has a maturity date of December 31, 2013.  This Note 2 has the conversion prices determined by the closing trading prices of the Company’s common stock on the dates the Advances were received.

Effective February 11, 2008, the Company issued a 2008 senior convertible note payable (“Note 1”) to the Shareholder to combine the borrowings (the “Advances”) ranging from $50,000 to $75,000 each from February 11, 2008 through April 29, 2008 totaling $370,000.  This Note 1 is secured by the Company’s revenues and assets with the same priority as the 2007 senior convertible notes described below and has a maturity date of December 31, 2013.  This Note 1 has the conversion prices determined by the closing trading prices of the Company’s common stock on the dates the Advances were received.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

Effective October 30, 2007, the Company issued another 2007 senior convertible note payable to the Shareholder to combine the borrowings (the “Advances”) in a series of $50,000 each from October 30, 2007 through January 30, 2008 totaling $300,000.  This senior convertible note is secured by the Company’s revenues and assets with the same priority as the 2007 senior convertible notes described below and has a maturity date of December 31, 2013.  This note has the conversion prices determined by the closing trading prices of the Company’s common stock on the dates the Advances were received.

In June 2007, the Company issued two other 2007 senior convertible note payables to the Shareholder and a major shareholder for $375,000 each.  These two senior convertible note payables are secured by the Company’s revenues and assets.  The Company may prepay the principal and interest upon meeting certain cash flow requirements and the approval of the board.  As described above, on March 31, 2010, the $375,000 senior convertible note to a major shareholder together with the unpaid accrued interest thereon was combined as part of the new senior convertible note of $1,053,000 principal balance and new terms including a new maturity date of December 31, 2013.

In addition, the Company combined its other outstanding note payables to the Shareholder totaling $208,955 into a single note with the same annual interest rate and extended the maturity date to 2010.  This senior convertible note is secured by the Company’s revenues and assets with the same priority as the 2007 senior convertible notes.  Further, the 2003 senior convertible note maturity date was extended until July 13, 2010.  The maturity date is further extended to December 31, 2013.

In September 2003, the Company negotiated a successor agreement with the Shareholder regarding the line of credit, which became a single convertible note for up to $1,500,000 excluding accrued interest, at an interest rate of 6% and due July 1, 2004.  The convertible note is secured by the assets and revenues of the Company, which has the same priority as other senior convertible note payables.   The note plus accrued interest will be convertible at a conversion rate of $0.38 per share.  The conversion rate was determined as 15% above the average share price over the prior 20 trading days ($0.33 per share). The note has an anti-dilution provision in the event that the Company sells stock to other investors at less than $0.20 per share.  During the year ended June 30, 2006, the maturity date of the note was extended until  October 1, 2007. In January 2007, the Shareholder agreed to extend the maturity date of the note until April 1, 2008.  In June 2007, the maturity date of this note was extended to July 2010. The maturity date is further extended to December 31, 2013.

In addition, the Company has a consulting agreement with a director to provide services on scientific matters at a monthly fee of $2,500.  At June 30, 2012 and 2011, the Company has an outstanding balance of $75,000 and $30,000, respectively, owed to a director and it is included in accounts payable.  As in the past, the Company plans to pay the outstanding balance with an equity arrangement.

During the fiscal year ended June 30, 2012, a firm owned by an officer made several short-term loans ranging from $5,000 to $10,000 to the Company, all of them were fully repaid at June 30, 2012.

At June 30, 2012, the Company accrued interests of $1,350,093 and $41,064, $189,834, $4,986, and  $12,870 on the convertible notes and the note payable with the Shareholder, the convertible note with a related party, the convertible notes with third parties, and the note payable to a director, respectively.

In September 2011, the Company recorded approximately $50,000 in additional paid-in capital reflecting waivers by our officers of their unpaid salaries and fee during the period from July 1, 2011 through September 30, 2011.

At June 30, 2011, the Company accrued interests of $1,029,985 and $23,817, $105,373, $4,986, and  $4,785 on the convertible notes and the note payable with the Shareholder, the convertible note with a related party, the convertible notes with third parties, and the note payable to a director, respectively.

Other than the relationships with The University of Florida at Gainesville, no officer or director has any relationship with any company or entity that will be working on developing our family of technologies or patents.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has reappointed DaszkalBolton LLP as our independent registered public accounting firm to audit our financial statements for the current fiscal year, and shareholders will ratify the appointment of DaszkalBolton LLP pursuant to the Written Consent. DaszkalBolton LLP is our independent auditor and has reported on our 2012 and 2011 financial statements. DaszkalBolton LLP has represented to us that it is independent with respect to the Company within the meaning of the published rules and regulations of the Securities and Exchange Commission. Our independent auditors are appointed by our Board after receiving the recommendation of our Audit Committee.

AUDIT FEES

The aggregate fees for professional services rendered by DaszkalBolton LLP in connection with their audit of our financial statements and review of the condensed financial statements included in our quarterly reports on Form 10-Q during fiscal year 2012 were $47,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

DaszkalBolton LLP did not provide any services related to financial information systems design and implementation for the fiscal year ended June 30, 2012.

REVIEW OF AUDITOR INDEPENDENCE

The Audit Committee of the Board of Directors has considered the non-audit services provided by DaszkalBolton LLP and determined that such services are compatible with maintaining DaszkalBolton LLP's independence, and has recommended the selection of DaszkalBolton LLP as the Company's auditors to the Board of Directors.

AUDIT COMMITTEE REPORT
The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission. Pursuant to such rules and regulations, this Audit Committee Report shall not be deemed “soliciting materials,” filed with the Securities and Exchange Commission, subject to Regulation 14A or 14C of the Securities and Exchange Commission or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall this Audit Committee Report be deemed to be incorporated by reference by any general statement incorporating by reference this Information Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Quick-Med specifically incorporates this information by reference.

The audit committee is responsible for oversight of our accounting and financial reporting policies, practices and internal controls on behalf of the Board of Directors. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, and internal controls designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants (or auditors) are responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in the annual report with management. As part of its review, the audit committee discussed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee also reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the audit committee under generally accepted accounting principles. In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and Quick-Med, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independent Discussions With Audit Committees), and considered the compatibility of non-audit services with the auditors’ independence.
The audit committee discussed with the independent auditors the overall scope and plans for their audits. The audit committee met with the independent auditors to discuss the results of their examinations, their evaluations of Quick-Med’s internal controls, and the overall quality of the Company’s financial reporting and the other matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). The audit committee also met without management.

The following table sets forth fees billed to us by our auditors during the fiscal years ended June 30, 2012 and June 30, 2011 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered including a review of SEC registration statement filing. "Audit Related Fees" consisted of consulting regarding accounting issues.

		June 30, 2012	June 30, 2011
(i)	Audit Fees	$47,000	$42,250
(ii)	Audit Related Fees	$0	$0
(iii)	Tax Fees	$5,500	$8,200
(iv)	All Other Fees	$0	$0

The members of the audit committee are not professionally engaged in the practice of auditing or accounting, and are not employed by us for accounting, financial management or internal control purposes. Members of the audit committee relied, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the audit committee’s oversight does not provide any basis, other than the review and discussions with management and the independent auditors referred to above, to determine that management has maintained appropriate accounting and financial reporting principles and policies or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the audit committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with auditing standards generally accepted in the United States or that Quick-Med’s auditors are in fact “independent.”

In reliance on the reviews and discussions referred to above, and subject to the limitations on the role and responsibilities of the audit committee referred to above, the audit committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2012 for filing with the Securities and Exchange Commission.

The Audit Committee is required to pre-approve audit expenses. The Audit Committee met formally four times during the year. In the year ended June 30, 2012, 100% of audit fees were pre-approved by the Audit Committee.

The Audit Committee

George E. Friel, Chairman
Gregory Schultz

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

TRANSACTION OF OTHER BUSINESS

As of the date of this Information Statement, the Board of Directors is not aware of any matters other than those set forth herein and in the Notice of Annual Meeting of Shareholders that will come before the Meeting. Should any other matters arise requiring the vote of shareholders, it is intended that proxies will be voted in respect thereto in accordance with the best judgment of the person or persons voting the proxies.

OTHER MATTERS

No other matters will be effected pursuant to the Written Consent.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

EXHIBIT A

WRITTEN CONSENT
of the
MAJORITY SHAREHOLDERS
of
QUICK-MED TECHNOLOGIES, INC.
(a Nevada corporation)

TAKEN WITHOUT A MEETING

Pursuant to the authority set forth in the Nevada Revised Statutes and the Bylaws of this Company, the undersigned, constituting the record holders on March 12, 2013 holding a majority of voting stock of QUICK-MED TECHNOLOGIES, INC., a Nevada corporation (the “Company”), do hereby subscribe their consent to take the actions and adopt the resolutions contained in this document without a meeting, effective as of the earliest date permitted after the delivery of an Information Statement on Schedule 14C pursuant to the Securities Exchange Act of 1934, as amended:

ELECTION OF DIRECTORS

BE IT RESOLVED, that the following persons are hereby elected or re-elected as a director of this Company, to serve until the next annual meeting of Shareholders and until his successor is duly elected, or until his death or resignation or removal:

George S. Schultz, Chairman
Gerald M. Olderman
Bernd Liesenfeld
Dale Bergman
Paul Jenssen

RATIFICATION OF DASZKALBOLTON LLP AS OUTSIDE AUDITORS

BE IT RESOLVED, that the appointment by the Company’s Board of Directors of DaszkalBolton LLP as the Company’s Independent Registered Public Accounting Firm is hereby ratified;

AND BE IT FURTHER RESOLVED, that the officers of this Company are hereby authorized to execute and deliver on behalf of this Company such instruments as may be deemed necessary or proper and in general to do whatever is necessary to carry out the purpose and intent of the foregoing resolutions.

SHAREHOLDERS WRITTEN CONSENT
IN LIEU OF ANNUAL MEETING
QUICK-MED TECHNOLOGIES, INC.

The Secretary of the Company is hereby directed to file the original executed copy of this Written Consent with the minutes of the Company, and said action is to have the same force and effect as if an annual meeting of the shareholders had been held. This Written Consent may be executed in counterparts and with facsimile signatures with the effect as if all parties hereto had executed the same document. All counterparts shall be construed together and shall constitute a single Written Consent.

Name of Shareholder	Authorized Signature Name	Number of Shares Common Stock held as at March 12, 2013	Signature
Michael Granito	MICHAEL GRANITO	10,111,195	/s/ Michael Granito
George Friel	GEORGE FRIEL	529,357	/s/ George Friel
Gerald Olderman	GERALD OLDERMAN	564,714	/s/ Gerald Olderman
Gregory Schultz	GREGORY SCHULTZ	778,500	/s/ Gregory Schultz
Phronesis Partners LP	JAMES WIGGINS	5,943,949	/s/ James Wiggins
Richard Eifermann	RICHARD EIFERMANN	810,000	/s/ Richard Eifermann
Christopher Batich	CHRISTOPHER BATICH	266,335	/s/ Christopher Batich

Total Shares Voting in Favor:		19,004,050

Percentage of Common Stock Voting in Favor of Resolutions :		50.9%